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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2006

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                              TREY RESOURCES, INC.

             (Exact name of registrant as specified in its charter)



            DELAWARE                     000-50302               16-1633636
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


          5 REGENT STREET, SUITE 520

            LIVINGSTON, NEW JERSEY                                 07039
   (Address of Principal Executive Offices)                     (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 758-9555

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

On June 2, 2006, the Company's wholly owned subsidiary, SWK Technologies, Inc. ("SWK") consummated the transaction wherein it acquired certain assets and assumed certain liabilities of AMP-Best Consulting, Inc. ("AMP-Best") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated May 31, 2006 by and among AMP-Best Consulting, Inc., a New York corporation, Patrick J. Anson, an individual, Crandall Melvin III, an individual ("Melvin"), Michelle A. Paparo, an individual and SWK Technologies, Inc. This transaction was previously reported on Form 8-K dated June 2, 2006. However, the financial statements of the business acquired were not filed with the initial filing, but are set forth below.

AMP-Best Consulting, Inc. Audited Financial Statements for the fiscal years ended December 31, 2005 and 2004 and Unaudited Financial Statements for the period ended March 31, 2006 and 2005.

     (b) Pro forma financial information

Trey Resources, Inc. Pro Forma Condensed Unaudited Financial Statements for the fiscal year ended December 31, 2005 and the period ended March 31, 2006.

     (d) Exhibits

          99.1 AMP-Best Consulting, Inc. Audited Financial Statements for the fiscal years ended December 31, 2005 and 2004

          99.2 AMP-Best Consulting, Inc. Unaudited Financial Statements for the period ended March 31, 2006 and 2005.

          99.3 Trey Resources, Inc. Pro Forma Condensed Unaudited Financial Statements for the fiscal year ended December 31, 2005 and the period ended March 31, 2006.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TREY RESOURCES, INC.



                                By: /s/ Mark Meller
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                                    Mark Meller
                                    President, Chief Executive Officer and
                                    Principal Accounting Officer

Date: August 17, 2006

























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                               Index of Exhibits


     99.1 AMP-Best Consulting, Inc. Audited Financial Statements for the fiscal years ended December 31, 2005 and 2004

     99.2 AMP-Best Consulting, Inc. Unaudited Financial Statements for the period ended March 31, 2006 and 2005.

     99.3 Trey Resources, Inc. Pro Forma Condensed Unaudited Financial Statements for the fiscal year ended December 31, 2005 and the period ended March 31, 2006.





























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